2025 JP Morgan Healthcare Conference Matt Trerotola Chair, Chief Executive Officer Ben Berry Chief Financial Officer Kyle Rose Vice President, Investor Relations Exhibit 99.1

Forward-looking Statements This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements and are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Enovis’ business, the impact of public health emergencies and global pandemics (including COVID-19); disruptions in the global economy caused by escalating geopolitical tensions including in connection with Russia’s invasion of Ukraine; macroeconomic conditions, including the impact of increasing inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; other impacts on Enovis’ business and ability to execute business continuity plans; and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This presentation speaks only as of the date hereof. Enovis disclaims any duty to update the information herein. Non-GAAP Financial Information Enovis has provided in this presentation financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, adjusted net income per diluted share, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA margin, organic sales growth and comparable sales growth. Adjusted net income and adjusted net income per diluted share refer to net income and net income per share, respectively, excluding restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step-up costs, property plant and equipment step-up depreciation, strategic transaction costs, stock compensation costs and other income/expense, including the tax effect of pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents adjusted net income margin, which is subject to the same adjustments as adjusted net income. Adjusted EBITDA represents adjusted net income or loss from continuing operations excluding interest, taxes, and depreciation and amortization. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Adjusted gross profit represents gross profit excluding fair value charges of acquired inventory and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as adjusted gross profit. Comparable sales adjusts net sales for prior periods to include the sales of acquired businesses (including Lima and Novastep) prior to our ownership from acquisitions that closed in the periods presented and to exclude the net sales of certain non-core product lines that were divested or discontinued, as applicable, during the periods presented. Comparable sales growth represents the change in comparable sales for the current period from comparable sales for the prior year period. Organic sales growth calculates sales growth period over period, after excluding the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this presentation. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. 2024 Consensus Estimates Certain preliminary financial information and operating results of Enovis for the fiscal year ended December 31, 2024 included in this presentation and identified with the caption “2024e” reflect LSEG/Refinitiv consensus estimates as of January 10, 2025, as Enovis’ financial closing procedures for the fourth quarter and fiscal year ended December 31, 2024 are not yet complete. Enovis expects that its actual results to be reported in its Annual Report on Form 10-K for the year ended December 31, 2024 will not differ materially from such consensus estimates, however, these results are subject to change following the completion of year-end accounting procedures and adjustments, including the execution of the Enovis’ internal control over financial reporting, the completion of the preparation and audit of the Enovis’ financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal year 2024.

ENOVIS at a Glance

Financial Profile – 2024 Guidance

Sales	Comparable Growth	aEBITDA
~$2.1B	5-5.5%(cc)	$373-378mm

Sales Mix by Geography & Segment [1]


International
41%
59%
US


P&R
52%
48%
Recon

Two Attractive Ortho Business Segments

Fast growing reconstructive (Recon) platform

- Above market growth engine with attractive portfolio
- ~50% of business in fast growing extremities (shoulder / foot & ankle)
- Globalized business to ~50% international through acquisitions of Mathys and Lima

A Global leader in prevention & recovery (P&R)

- Global leader in sports medicine bracing
- Technology leader in recovery sciences with broad offering in advanced rehabilitation modalities
- Reshaping care path with MotionMD® and MotionIQ® digital solutions
- Robust cash generator

Strong Portfolio, Diversified End-Markets, Attractive Growth Drivers

© 2025 Enovis Corporation

[1] Represents the historical financial statements of Enovis Corporation of the 9-months YTD through 9/27/24

3

The Fundamentals of Our Strategy Fuel Innovation Partner with healthcare professionals to develop share-shifting solutions that improve outcomes and workflows Operating Excellence Drive continuous Improvement & productivity leveraging our EGX business system Strategic M&A Leverage M&A and integration competencies to add new technologies, access new markets, and accelerate value creation Aggressively Grow Recon Gain market share in Recon through advantaged products, continuous innovation & global expansion Shape P&R Shape P&R to higher growth and gross margin while maintaining strong FCF profile

We Have a Rich History of Transformation & Value Creation Shaped the Company to a 100% Focused MedTech (Orthopedics) Innovator Diversified Industrial Player established by Danaher Founders Acquired DJO to reshape the business into MedTech Spun out ESAB to become pure play MedTech innovator Enovis 1995-2019 2019-2022 2022+ Market Capitalization (USD $B) 1 Represents LSEG/Refinitiv market data as of market close 1/8/25.

Consistent Financial Execution Since Spin Committed To Delivering on LRP goals of HSD Growth and >50bps Leverage Revenues Adjusted Gross Margins Adjusted EBITDA MARGIN 1Represents full-year 2024 comparable revenue guidance as of 9/27/2024 * Represents LSEG/Refinitiv consensus estimates as of 1/10/25. Figures are preliminary and unaudited. Core Growth +6% +8% +5-5%1

Shaping Our Company Towards Higher Growth $ $ $ High Growth Categories (HSD/LDD CAGR): Shoulder Foot and Ankle Knee Recovery Sciences / New modalities Moderate Growth Categories (MSD/HSD CAGR): Hip US Bracing / Healthcare Solutions OUS P&R Recovery Sciences / Bone Growth Stimulation Low Growth Categories (LSD CAGR): US Bracing / Wholesale & Consumer Recovery Sciences / Traditional Rehab Footcare Percent Mix of Total Enovis Sales1 1 Source: Based on internal Enovis analysis. * Represents LSEG/Refinitiv consensus estimates as of 1/10/25. Figures are preliminary and unaudited.

Shape P&R to Higher Growth Transformation Through Strategic Acquisitions Accelerating Revenue Growth and Margin Profile with +20 Acquisitions since 2019 2 technology acquisitions- 2020 20241 2023 2022 2021 LiteCure Laser Key M&A Themes: Globalize Recon Advance Enabling Technology Build differentiated F&A Lima Orthopedics MedShape NovaStep Mathys Trilliant 1 Represents LSEG/Refinitiv consensus estimates as of 1/10/25. Figures are preliminary and unaudited.

Intentional Global Diversification – Fuels Growth & Margin Key Markets Manufacturing International as percentage of Enovis sales: 2019 2024e >40% 27% Shareholder Value Driven By: Established global scale across both P&R and Recon Focused M&A to build direct & indirect channels Expansion via entry into select, profitable markets Portfolio cross-selling is a durable, multi-year opportunity In-region manufacturing & supply chain optimization to drive global efficiency

Uniquely Positioned Across Full Ortho Care Continuum PREVENTION Off-loading braces Back braces Cold therapy SURGICAL Shoulders Knees Hips Foot/Ankle RECOVERY Post-op braces Walker boots Cold therapy PERFORMANCE Athletic braces Muscle stimulation REHAB Electrotherapy Laser therapy Heat/cold therapy Traction devices PREVENTION REPAIR RECOVERY Brand & contracting leverage with hospitals, surgeons, clinicians, patients Digital workflow solutions for clinics Connected medicine solutions for patient journey Key partner to ambulatory surgery centers (ASC) STRATEGIC ADVANTAGES Leveraging broad and deep market access and technology for strategic advantage

$1B Reconstructive Innovator with Attractive Portfolio and Mix

Recon Sales & Market Position[1]

$23B market expected to grow 4-5% per year



Foot & Ankle
Shoulder
~$1B
sales
Hip
Knee

Industry Leadership

#3	~5x	#1
Globally in Shoulder	US Hip/Knee growth vs. mkt since '19	Dynamic Fusion Solutions

Market Leadership

- **Differentiated products** and **robust innovation engine** & capabilities
- Unparalleled **KOL leadership team**
- **Best-in-Class medical education** across segments
- Proven **Commercial Excellence** track record of above market growth
- Market will continue to grow behind **strong macro-economic trends**

Technology and Brand Leadership



AltiVate® & SMR
EMPOWR®
Arvis
DynaNail®
Ceramics
3D Printing

Leading in Shoulder, winning across Recon with measurably better patient outcomes enovis.

© 2025 Enovis Corporation

[1] Trailing 12 months represents the historical financial statements of Enovis Corporation, adjusted to include the impact of the acquired Lima and Novastep businesses. Inclusive of the 9-months YTD through 9/27/24 plus 3 months ended 12/31/2023

11

Integration of Lima Continues to Track Above Expectations 2024 Goals Progress 3 Year Goals/Focus Exceeded Year 1 Plan, Clear Path to Deliver Against 3 Year Goals Retain Key Talent & Partners Integrate Commercial Channel with less than $30M impact Capture greater than $10M of cost synergies in year 1 Keep International business (~90% of revenue) on strong growth path Drive Cross-Selling to Support HSD/LDD growth Ramp to >$40M of Cost Synergy Execute on Global New Product Pipeline Complete Manufacturing and Supply Chain Optimization Programs

Fast-Growing Recon Business with Proven Playbook

US Shoulder



+15%
2015
2016
2017
2018
2019*
2020*
2021*
2022*
2023*
2024e**

Key Products:

- AltiVate Reverse® & ARG
- SMR
- Prima Reverse
- Arvis®

US Hip / Knee



+16%
2015
2016
2017
2018
2019*
2020*
2021*
2022*
2023*
2024e**

- EMPOWR 3D Knee®
- EMPOWR Revision Knee™ & Cones
- Arvis®
- Collared Stem & Impactor (2025)

Foot & Ankle



+21%
2022*
2024e**

- DynaNail® & DynaClip®
- Arsenal Foot™ Plating
- MIS Bunion & Evolve 34™

International



+14%
2022*
2024e**

- SMR Shoulder
- Optimys Stem & RM Cup
- ZUK & EMPOWR®
- Prima & AltiVate Reverse®

Sustained strong DD growth across segments

* Data has been adjusted to include the impact of the acquired Lima and Novastep businesses.
** Represents LSEG/Refinitiv consensus estimates as of 1/10/25. Figures are preliminary and unaudited.

enovis.
© 2025 Enovis Corporation
13

Where and How we Continue to Win in Recon Leading kinematic designs for knee and shoulder implants Next Generation Minimally Invasive Solutions Ceramys Ceramics Dynamic Compression Technology Trabecular Titanium, P2 Proprietary Augmented Reality World class KOLs and Medical Education programs Proven playbook designed for GROWTH Vibrant “Go-To” destination for top talent Leading in the ASC setting Double Digit Vitality Globally Over 30 new product launches planned over next 3 years Workflow solutions drive meaningful value Measurably better clinical outcomes Core Global Growth Powerful Differentiated Technologies Commercial Excellence Leading Innovation Cadence HSD/LDD global growth $1B in a +$23B growing market, significant runway for ongoing growth Building a Powerful Complimentary Portfolio Around Proven Growth Playbook Cross Selling Meaningful cross-selling across combined Enovis, Mathys, and Lima portfolios +200-300 bps of core International growth

Enovis Recon Growth Formula

	% of Enovis Recon	Market Growth[1]	Projected Growth vs. Market	Growth Projection
US Shoulder	~20%	6-7%	>1.5x	**HSD/DD**
US Hip / Knee	~20%	4-5%	>2x	**HSD/DD**
Foot / Ankle	~10%	7-8%	>1.5x	**DD**
Int'l Recon	~50%	~5%	~1.5-2x	**HSD/DD**

5-6% WAMGR ✖ **1.5-2X Market Growth** = **HSD/DD**

Clear track record and trajectory for sustained above market organic growth

1: Internal estimates, Orthoworld 2024 Orthopedic Industry Annual Report.

enovis
© 2025 Enovis Corporation
15

Expanding Enabling Tech Solutions Across Settings & Anatomies

Key Enovis Technologies:

Pre-Op

Patient Data — Patient Selection — Pre-Surgical Planning

OaraScore®



Predictive tool to determine outpatient success criteria

Match Point System®



State-of-the-Art pre-operative planning (Shoulder)

Intra-Op

Patient Specific Solutions — Nav-igation — AR & MR — Automation & Execution

ProMade Custom Implants

PROMADE

Custom 3D printed implants for complex cases

360 NAV



High Performance Traditional Navigation

Patient Specific Instruments



3D printed guides (Shoulder, Foot & Ankle, ProMade)

Arvis®



Proprietary Augmented Reality System (Knee, Shoulder)

Post-Op

Rehab & Analytics — Outcomes & Registry Data

MotionIQ®: Joint Registry



JointRegistry

Rehab Support application and content

Foundational Technologies are in place, Creating Optionality for Future Innovation enovis
© 2025 Enovis Corporation
16

Enabling Tech: Where we're Investing, What's coming in 2025

Ongoing investments in:

- AI Driven Planning & Analytics
- Advanced Navigation
- Augmented Reality
- Execution Solutions

Key Upcoming Launches:

H1 '25	Arvis® Knee 3.0 – Soft Tissue Balancing
H1 '25	Arvis® Shoulder 2.0 – Full Glenoid Capability
H1 '25	OrthoDrive Impaction Device - Hip
H1 '25	Arvis® International launch
Late 2025	Next Generation Advanced Pre-Op Planning Solution









Developing Solutions Across Anatomies Tailored to Procedural Settings & Requirements

enovis
© 2025 Enovis Corporation
17

Market Leader in Prevention & Recovery with Differentiated Brands

P&R Sales & Market Position[1]

$5B market expected to grow ~3% per year


Other
Bracing
~$1.1B
sales
Recovery Sciences

Industry Leadership

#1	#1	#2
Globally in Bracing	Globally in Rehab	In Bone Stimulation

Market Leadership

- Industry-defining products **across Orthopedics**
- **Sustainable** demographic and conservative care demand drivers
- MotionMD® workflow software solution **drives workflow productivity in US Clinics**
- Leader in therapy modalities **strengthened by LiteCure™**
- **Strong international position:** 33% ex-US Sales

Technology and Brand Leadership



DonJoy® Aircast® EXOS® Chattanooga® LiteCure®

Attractive leading global positions in bracing and recovery sciences enovis.
© 2025 Enovis Corporation

[1] Source: Based on internal Enovis analysis.

18

Shaping P&R - Driving Core Growth & Accelerating Key Strategies

Continue Shaping the Portfolio

- Improve vitality through more frequent NPI
- Capture share entitlement in Spine and OA Bracing
- Drive High Energy Modalities to standard of care
- Fuel success in attractive channels globally
- Prune & harvest low-growth categories

Drive Operational Excellence & Cash Flow

- Continue efficient cash generation (+100% FCF conversion)
- Improve Gross Margins (e.g. lower cost manufacturing, positive mix, make vs. buy)
- Deliver profit expansion and robust customer experience by leveraging EGX business system

Focus on Healthcare Solutions Growth

- Leverage leading MotionMD® solution to convert new clinics and gain share
- Develop additional MotionMD functionality to increase value proposition
- Drive deeper penetration and efficiency in served clinics (~45% of US orthopedic clinics currently)

Digital Solutions for New Growth Vectors

- Continue expanding Bracing patient engagement solutions
- Launch and capture International digital health opportunities
- Develop new solutions to improve clinic efficiency and patient satisfaction

Shaping to MSD growth with Healthy Cash Flow and Consistent Profit Expansion enovis
© 2025 Enovis Corporation
19

We Are Shaping Our Future: Enovis is committed to innovation, commercial excellence, consistent operating leverage and delivering shareholder value over long-range plan HSD Organic growth HSD/DD Recon + LSD/MSD P&R +50 bps annual margin expansion +additional from Lima synergies in 2025/2026 70-80% FCF conversion Scaling over time Looking to 2025 6-6.5% Organic growth HSD Recon + LSD P&R + FCF conversion +60-70 bps aEBITDA expansion +50 bps underlying + Lima cost synergies

Appendix

Gross Margin Bridge

Adjusted EBITDA Reconciliation